Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001

Dear Shareholder:

During the fiscal year ended October 31, 2001, the U.S. economy slowed and the fixed-income markets rallied. The terrorist attacks on September 11 aggravated the decline in business and consumer activity. Almost immediately after the attacks many companies announced major layoffs. The unemployment rate jumped from 4.9 percent to 5.4 percent and October reported the largest job loss in 20 years.

The Federal Reserve Board responded to the attacks by lowering short-term interest rates by 50 basis points in both September and October. Subsequently, the Fed cut rates another 50 basis points in November. The November action, the tenth in 2001, reduced the federal funds rate to 2.00 percent, the lowest level since 1961. Additionally, both the House and Senate have been formulating plans to stimulate the economy. These monetary and fiscal actions appear to be laying the groundwork for an economic recovery.

Within the fixed-income markets, events of the past fiscal year had the greatest impact on U.S. Treasuries which appreciated throughout the year and rallied further in a flight to quality following September 11. Yields of short maturities declined the most, steepening the yield curve. On October 31, the U.S. Treasury stunned the securities markets by announcing the cessation of the 30-year bond auction.

Municipal Market Conditions

Over the past 12 months, tax-free interest rates have also moved lower. The 30-year insured municipal bond index, which was 5.65 percent last October, declined to 5.04 percent by the end of October 2001.

The ratio of municipal yields as a percentage of U.S. Treasury yields is routinely used as a guide to track the relationship between the two markets. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year insured municipal bond yields to U.S. Treasuries fell from 98 percent last October to 94 percent at the end of August. However, following September 11 and the Treasury's auction announcement, the ratio jumped to 104 percent. Long-term insured municipal yields above Treasuries is an anomaly that has occurred only during periods of significant market uncertainty. In the 10-year maturity range, the ratio also soared, from 83 percent to 95 percent between August and October.

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

The change in the slope of the yield curve has been a major story in the fixed-income markets this year. Since the Fed started lowering short-term rates aggressively in January, the municipal yield curve between one- and 30-year maturities steepened, from 125 to 300 basis points.

Lower interest rates also led to a rebound in new-issue volume. During the first 10 months of 2001, underwriting surged 36 percent, to $224 billion. Refunding issues, the most interest-rate-sensitive category, represented almost one-quarter of the total. The states with the greatest issuance: California, Florida, New York and Texas, represented 35 percent of national volume.

[30-YEAR BOND YIELDS BAR CHART]

                                                            INSURED MUNICIPAL YIELDS
             30-YR INSURED             30-YR                 AS A PERCENTAGE OF
            MUNICIPAL YIELDS    U.S. TREASURY YIELDS         U.S. TREASURY YIELDS
            ----------------    --------------------     ----------------------------
1996               5.6                 6.63                          84.46
1997               5.7                 6.79                          83.95
                  5.65                  6.8                          83.09
                   5.9                  7.1                           83.1
                  5.75                 6.94                          82.85
                  5.65                 6.91                          81.77
                   5.6                 6.78                           82.6
                   5.3                  6.3                          84.13
                   5.5                 6.61                          83.21
                   5.4                  6.4                          84.38
                  5.35                 6.15                          86.99
                   5.3                 6.05                           87.6
                  5.15                 5.92                          86.99
1998              5.15                  5.8                          88.79
                   5.2                 5.92                          87.84
                  5.25                 5.93                          88.53
                  5.35                 5.95                          89.92
                   5.2                  5.8                          89.66
                   5.2                 5.65                          92.04
                  5.18                 5.71                          90.72
                  5.03                 5.27                          95.45
                  4.95                    5                             99
                  5.05                 5.16                          97.87
                     5                 5.06                          98.81
                  5.05                  5.1                          99.02
1999                 5                 5.09                          98.23
                   5.1                 5.58                           91.4
                  5.15                 5.63                          91.47
                   5.2                 5.66                          91.87
                   5.3                 5.83                          90.91
                  5.47                 5.96                          91.78
                  5.55                  6.1                          90.98
                  5.75                 6.06                          94.88
                  5.85                 6.05                          96.69
                  6.03                 6.16                          97.89
                     6                 6.29                          95.39
                  5.97                 6.48                          92.13
2000              6.18                 6.49                          95.22
                  6.04                 6.14                          98.37
                  5.82                 5.83                          99.83
                  5.91                 5.96                          99.16
                  5.91                 6.01                          98.34
                  5.84                  5.9                          98.98
                  5.73                 5.78                          99.13
                  5.62                 5.67                          99.12
                  5.74                 5.89                          97.45
                  5.65                 5.79                          97.58
                  5.55                 5.61                          98.93
                  5.27                 5.46                          96.52
2001               5.3                  5.5                          96.36
                  5.27                 5.31                          99.25
                  5.26                 5.44                          96.69
                  5.45                 5.79                          94.13
                   5.4                 5.75                          93.91
                  5.35                 5.76                          92.88
                  5.16                 5.52                          93.48
                  5.07                 5.37                          94.41
                   5.2                 5.42                          95.94
                  5.04                 4.87                         103.49

Performance

During the 12-month period ended October 31, 2001, the net asset value (NAV) of Morgan Stanley Insured Municipal Trust (IMT) increased from $15.09 to $15.74 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.93 per share and a long-term capital gain distribution of $0.13 per share, the Trust's total NAV return was 11.77 percent. IMT's value on the New York Stock Exchange (NYSE) increased from $14.1875 to $15.29 per share

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

during this period. Based on this change plus reinvestment of distributions, IMT's total market return was 15.48 percent. As of October 31, 2001, IMT's share price was at a 2.86 percent discount to its NAV.

Monthly dividends for November and December 2001 were declared in October. Beginning with the November payment, the monthly payment was reduced from $0.0775 to $0.070 per share. On October 31, 2001, the Trust's level of undistributed net investment income was $0.107 per share, versus $0.098 per share at the beginning of the calendar year. The new dividend level more closely reflects the Trust's current earnings, which have benefited from the lower short-term borrowing costs of Auction Rate Preferred Shares (ARPS).

Portfolio Structure

The Trust's net assets of $462 million were diversified among 13 long-term sectors and 59 credits. At the end of October, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.1 years. The accompanying charts and table provide current information on the portfolio's credit enhancements, maturity distribution and sector concentration. Optional call provisions by year and their respective cost
(book) yields are also shown.

The Impact of Leveraging

As discussed in previous shareholder reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding ARPS. ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates. ARPS leverage also increases the price volatility of common shares and has the effect of extending portfolio duration.

During the 12-month period, ARPS leverage contributed approximately $0.10 per share to common share earnings. The Trust's two ARPS series totaled $130 million and represented 28 percent of net assets. In January 2001, ARPS series TU was auctioned at 3.47 percent compared

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

to 4.19 percent over the previous 12-month period. In September, series TH was extended until January 2002, at a yield of 2.55 percent.

Looking Ahead

Economists calculate the negative impact of the September 11 attacks to be a full percentage point of gross domestic product. Consensus estimates for the second half of 2001 have accordingly been revised from modestly positive to negative. A decline in economic output for two successive quarters would meet the customary definition of a recession, which would be the first in a record 10 years. While there is no doubt that the terrorist attacks are having a negative impact on the economy, high-grade fixed-income securities have historically fared well during periods of stress.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions. During the 12-month period ended October 31, 2001, the Trust purchased and retired 59,000 shares of common stock at a weighted average market discount of 6.13 percent.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                /s/ MITCHELL M. MERIN
Charles A. Fiumefreddo                    Mitchell M. Merin
Chairman of the Board                     President

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

[SECTORS BAR GRAPH]

LARGEST SECTORS AS OF OCTOBER 31, 2001
(% OF NET ASSETS)

WATER & SEWER                                                                    21%
IDR/PCR*                                                                         13%
GENERAL OBLIGATION                                                               11%
TRANSPORTATION                                                                   10%
ELECTRIC                                                                          7%
MORTGAGE                                                                          7%
REFUNDED                                                                          7%
PUBLIC FACILITIES                                                                 6%
EDUCATION                                                                         5%

* INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


CREDIT ENHANCEMENTS AS OF OCTOBER 31, 2001
(% OF TOTAL LONG-TERM PORTFOLIO)

[CREDIT ENHANCEMENTS PIE CHART]

MBIA                         39%
AMBAC                        24%
FSA                          17%
FGIC                         18%
U.S. GOV'T BACKED             2%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.


DISTRIBUTION BY MATURITY                              WEIGHTED AVERAGE MATURITY:
(% OF TOTAL LONG-TERM PORTFOLIO)                                19 YEARS

[DISTRIBUTION BY MATURITY BAR GRAPH]

1-5 Years                                                                         7.4%
5-10 Years                                                                        6.1%
10-15 Years                                                                      16.5%
15-20 Years                                                                      19.9%
20-30 Years                                                                      44.3%
30+ Years                                                                         5.8%

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Trust
LETTER TO THE SHAREHOLDERS - OCTOBER 31, 2001 continued

                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTOLIO)
                                OCTOBER 31, 2001


[PERCENT CALLABLE BAR GRAPH]

                                                            WEIGHTED AVERAGE
                                PERCENT CALLABLE        CALL PROTECTION: 7 YEARS

YEARS
PERCENT
CALLABLE
--------
2001                                   4.0%
2002                                  28.0%
2003                                   2.0%
2004                                   1.0%
2005                                   4.0%
2006                                   5.0%
2007
2008
2009                                   9.0%
2010                                  17.0%
2011+                                 30.0%


[COST (BOOK) YIELD BAR GRAPH]

                                                            WEIGHTED AVERAGE
                                COST (BOOK) YIELD*        BOOK YIELD: 7 YEARS

2001                                   6.7%
2002                                   6.7%
2003                                   5.1%
2004                                   5.5%
2005                                   5.6%
2006                                   6.3%
2007
2008
2009                                   5.9%
2010                                   5.7%
2011+                                  5.4%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE TRUYST OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.7% ON 28% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2002.

PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Trust
RESULTS OF ANNUAL MEETING

                             *         *         *

On October 23, 2001, an annual meeting of the Trust's shareholders was held for the purpose of voting on one matter, the results of which were as follows:

(1) Election of Trustees:

Edwin J. Garn
For..................................................  17,472,528
Withheld.............................................     347,682
Michael E. Nugent
For..................................................  17,477,409
Withheld.............................................     342,801
Philip J. Purcell
For..................................................  17,470,363
Withheld.............................................     349,847

The following Trustees were not standing for reelection at this meeting:

Michael Bozic, Charles A. Fiumefreddo, Wayne E. Hedien, James F. Higgins,

Dr. Manuel H. Johnson and John L. Schroeder.

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Tax-Exempt Municipal Bonds (95.5%)
            General Obligation (11.1%)
$ 10,000    North Slope Borough, Alaska, Ser 2000 B (MBIA)............   0.00%   06/30/10    $  6,933,800
   5,000    Hawaii, 1999 Ser CT (FSA).................................   5.875   09/01/09+      5,778,300
            Chicago, Illinois,
   8,000      Refg Ser 1992 (Ambac)...................................   6.25    01/01/11       9,349,360
   2,000      Refg 2001 A (MBIA)......................................   0.00++  01/01/21       1,280,960
   2,000      Refg 2001 A (MBIA)......................................   0.00++  01/01/22       1,273,300
            Illinois,
  10,000      Ser 2001 (MBIA).........................................   5.375   04/01/15      10,969,000
  10,000      Ser 2001 (MBIA).........................................   5.375   04/01/16      10,920,300
   4,000    Clark County, Nevada, Transportation Impr Ltd Tax Ser
              06/01/92 B (Ambac)......................................   6.50    06/01/17       4,828,640
--------                                                                                     ------------
  51,000                                                                                       51,333,660
--------                                                                                     ------------
            Educational Facilities Revenue (5.3%)
            Fulton County Development Authority, Georgia,
     900      Morehouse College, Ser 2000 (Ambac).....................   6.25    12/01/21       1,016,586
   1,700      Morehouse College, Ser 2000 (Ambac).....................   5.875   12/01/30       1,853,425
  15,000    Massachusetts Health & Educational Facilities Authority,
              Northeastern University Ser E (MBIA)**..................   6.55    10/01/22      15,832,950
   2,500    University of North Carolina, Pool Ser 2000 (Ambac).......   5.25    10/01/20       2,575,900
   3,000    Utah Board of Regents, University of Utah - Huntsman
              Cancer Institute Building Refg Ser 2000 A (MBIA)........   5.50    04/01/18       3,162,120
--------                                                                                     ------------
  23,100                                                                                       24,440,981
--------                                                                                     ------------
            Electric Revenue (7.1%)
   7,000    Long Island Power Authority, New York, Ser 2000 A (FSA)...   0.00    06/01/16       3,489,990
  10,000    Lower Colorado River Authority, Texas, Refg Ser 1999 A
              (FSA)**.................................................   5.875   05/15/16      10,982,500
   8,000    Texas Municipal Power Agency, Refg Ser 1993 (MBIA)........   5.25    09/01/12       8,338,800
  10,000    Seattle, Washington, Light & Power Refg Rev 2001 (FSA)....   5.125   03/01/26      10,018,400
--------                                                                                     ------------
  35,000                                                                                       32,829,690
--------                                                                                     ------------
            Hospital Revenue (4.0%)
   5,000    Brevard County Health Facilities Authority, Florida,
              Wuesthoff Memorial Hospital Ser 1992 A (MBIA)...........   6.625   04/01/13       5,185,200
   5,000    Missouri Health & Education Authority, SSM Healthcare Ser
              2001 A (Ambac)..........................................   5.25    06/01/28       5,079,350
   2,650    Montana Health Facility Authority, Deaconess Billings
              Clinic Ser 1994 (Ambac).................................  8.372++  02/25/25       2,659,938
   5,500    Greenville Hospital System Board of Trustees, South
              Carolina, Ser 2001 (Ambac)..............................   5.00    05/01/31       5,433,120
--------                                                                                     ------------
  18,150                                                                                       18,357,608
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Industrial Development/Pollution Control Revenue (13.1%)
$  6,000    Delaware Economic Development Authority, Delmarva Power &
              Light Co Ser 1992 A (AMT) (Ambac).......................   6.85%   05/01/22    $  6,238,080
   5,000    Lawrenceburg, Indiana, Indiana & Michigan Power Co Refg
              Ser D (Secondary FGIC)..................................   7.00    04/01/15       5,192,250
  20,000    Burlington, Kansas, Kansas Gas & Electric Co Ser 1991
              (MBIA)..................................................   7.00    06/01/31      20,474,600
   5,000    Humboldt County, Nevada, Sierra Pacific Power Co Refg Ser
              1987 (Ambac)............................................   6.55    10/01/13       5,211,850
   5,000    New York State Energy Research & Development Authority,
              Brooklyn Union Gas Co 1996 Ser (MBIA)...................   5.50    01/01/21       5,165,700
            Brazos River Authority, Texas,
   7,500      Houston Lighting & Power Co 1992 A (Ambac)..............   6.70    03/01/17       7,748,325
  10,000      Texas Utilities Electric Co Collateralized Ser 1992 A
                (AMT) (Ambac).........................................   6.75    04/01/22      10,361,400
--------                                                                                     ------------
  58,500                                                                                       60,392,205
--------                                                                                     ------------
            Mortgage Revenue - Multi-Family (5.4%)
            New Jersey Housing & Mortgage Finance Agency,
   9,000      1995 Ser A (Ambac)......................................   6.05    11/01/20       9,390,690
  15,000      Home Buyer Ser 2000 CC (AMT) (MBIA).....................   5.875   10/01/31      15,562,650
--------                                                                                     ------------
  24,000                                                                                       24,953,340
--------                                                                                     ------------
            Mortgage Revenue - Single Family (1.5%)
   1,630    Alaska Housing Finance Corporation, Governmental 1995 Ser
              A (MBIA)................................................   5.875   12/01/24       1,670,457
   5,100    Nebraska Investment Finance Authority, GNMA-Backed
              1990 Ser A & B (AMT)....................................  10.68++  09/15/24       5,393,250
--------                                                                                     ------------
   6,730                                                                                        7,063,707
--------                                                                                     ------------
            Public Facilities Revenue (5.8%)
   3,000    Denver, Colorado, Civic Center Office Building Ser 2000 B
              COPs (Ambac)............................................   5.50    12/01/21       3,156,390
   2,500    College Park Business & Industrial Development Authority,
              Georgia, Civic Center Ser 2000 (Ambac)..................   5.75    09/01/26       2,724,775
  20,000    Hudson County, New Jersey, Correctional Refg Ser 1992 COPs
              (MBIA)..................................................   6.60    12/01/21      20,767,000
--------                                                                                     ------------
  25,500                                                                                       26,648,165
--------                                                                                     ------------
            Recreational Facilities Revenue (3.6%)
            Iowa,
   3,600      Vision Iowa, Special Fund (MBIA) (WI)...................   5.50    02/15/19       3,938,040
   2,500      Vision Iowa, Special Fund Ser 2001 (MBIA) (WI)..........   5.50    08/15/20       2,740,975
  10,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac).........   5.25    12/01/32      10,173,000
--------                                                                                     ------------
  16,100                                                                                       16,852,015
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Transportation Facilities Revenue (9.7%)
$  5,000    Denver City & County, Colorado, Airport Refg Ser 2000 A
              (AMT) (Ambac)...........................................   6.00%   11/15/18    $  5,390,100
   5,000    Greater Orlando Aviation Authority, Florida, Ser 1992 A
              (AMT) (FGIC)............................................   6.50    10/01/12       5,252,800
   5,000    Hillsborough County Port District, Florida, Tampa Port
              Authority Refg Ser 1995 (AMT) (FSA).....................   5.75    06/01/13       5,279,500
   5,000    Hawaii, Airports Second Lien Ser 1991 (AMT) (FGIC)........   5.25    07/01/21       5,018,450
   4,000    Regional Transportation Authority, Illinois, Refg Ser 1999
              (FSA)...................................................   5.75    06/01/21       4,495,160
   5,000    Minneapolis St. Paul, Metropolitan Airports Commission
              Minnesota, Sub Ser 2001 C (FGIC)........................   5.25    01/01/32       5,061,300
   7,360    Nevada Department of Business & Industry, Las Vegas
              Monorail Project, 1st Tier Ser 2000 (Ambac).............   0.00    01/01/21       2,691,478
   5,000    Cleveland, Ohio Airport Ser 2000 A (FSA)..................   5.00    01/01/31       4,931,650
   4,000    Pennsylvania Turnpike Commission, Ser R 2001 (Ambac)......   5.00    12/01/26       3,982,840
   2,500    Port of Seattle, Washington, Ser B (AMT) (MBIA)...........   5.625   02/01/24       2,609,075
--------                                                                                     ------------
  47,860                                                                                       44,712,353
--------                                                                                     ------------
            Water & Sewer Revenue (21.1%)
            Phoenix, Arizona,
   1,000      Civic Improvement Corporation Water Ser 2001 (FGIC).....   5.50    07/01/23       1,093,580
   1,000      Civic Improvement Corporation Water Ser 2001 (FGIC).....   5.50    07/01/24       1,094,530
  10,000    Tampa Bay Water, Florida, Utility Ser 2001 B (FGIC)
              (WI)....................................................   5.00    10/01/31       9,999,600
   1,700    Detroit, Michigan Water Supply System Sr Lien (FGIC)......  10.438++ 07/01/22       1,829,625
   5,000    Detroit, Michigan Water Supply Ser 1999 A.................   5.125   07/01/31       5,013,250
   7,000    Atlanta, Georgia, Water & Wastewater Ser 1999 A (FGIC)....   5.00    11/01/29       6,979,070
            Honolulu City and County, Hawaii,
   5,000      Wastewater Jr Ser 1998 (FGIC)...........................   4.50    07/01/28       4,506,450
   5,000      Wastewater Sr Ser 2001 (Ambac)..........................   5.125   07/01/31       5,017,050
  10,000    Louisville & Jefferson County Metropolitan Sewer District,
              Kentucky, Ser 1999 A (FGIC).............................   5.75    05/15/33      10,702,399
   7,790    Kenton County Water District #1, Kentucky, Refg Ser 1992
              (FGIC)..................................................   6.375   02/01/17       8,058,911
   3,800    Louisville Board of Water Works, Kentucky, Water Ser
              2000....................................................   5.50    11/15/25       3,984,604
   3,375    Massachusetts Water Resources Authority, 2000 Ser A
              (FGIC)..................................................   6.00    08/01/15       3,839,198
            Grand Strand Water & Sewer Authority, South Carolina,
  10,000      Refg Ser 1992 (MBIA)....................................   6.00    06/01/19      10,172,499
   5,000      Refg Ser 2001 (MBIA) (WI)...............................   5.00    06/01/31       4,992,100
   5,000    North Charleston Sewer District, South Carolina, Refg Ser
              1992 A (MBIA)...........................................   6.00    07/01/18       5,098,200
  10,000    Austin, Texas, Water & Wastewater Refg Ser 2001 A (FSA)...   5.125   05/15/27      10,032,700
            Wichita Falls Texas,
   2,000      Water & Sewer Ser 2001 (Ambac)..........................   5.375   08/01/20       2,074,360
   3,000      Water & Sewer Ser 2001 (Ambac)..........................   5.375   08/01/24       3,092,730
--------                                                                                     ------------
  95,665                                                                                       97,580,856
--------                                                                                     ------------

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

PRINCIPAL
AMOUNT IN                                                               COUPON   MATURITY
THOUSANDS                                                                RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------
            Other Revenue (0.7%)
$  3,000    Alexandria Industrial Development Authority, Virginia,
--------      Institute for Defense Analysis Ser 2000 A (Ambac).......   5.90%   10/01/30    $  3,282,210
                                                                                             ------------
            Refunded (7.1%)
  15,000    Delaware Health Facilities Authority, Medical Center of
              Delaware Ser 1992 (MBIA) (ETM)..........................   6.25    10/01/06      17,131,650
   5,000    Detroit, Michigan, Water Supply Ser 1999 A (FGIC).........   5.75    01/01/10       5,715,550
   3,650    Louisiana Public Facilities Authority, Our Lady of the
              Lake Regional Medical Center Ser 1993 D & E (FSA).......  8.358++  07/06/04+      4,311,563
   5,000    Shelby County Health, Educational & Housing Facility
              Board, Tennessee, LeBonheur Children's Medical Center
              Inc Ser D (MBIA) (ETM)..................................   5.50    08/15/19       5,489,500
--------                                                                                     ------------
  28,650                                                                                       32,648,263
--------                                                                                     ------------
 433,255    Total Tax-Exempt Municipal Bonds (Cost $414,673,988)..........................    441,095,053
--------                                                                                     ------------
            Short-Term Tax-Exempt Municipal Obligations (7.7%)
  11,400    Massachusetts Health & Education Capital Assets Ser D
              (MBIA)..................................................   1.95*   01/01/35      11,400,000
            Detroit, Michigan,
   4,000      Water Supply System Sr Lien (FGIC)......................  10.438++ 07/01/02+      4,385,000
   7,500    Amarillo Health Facilities Corporation, Texas, High Plains
              Baptist Hospital Ser 1992 A & B (FSA)...................  10.781++ 01/01/02+      7,903,125
  11,800    Harris County Health Facilities Development Corporation,
              Texas, St Luke's Methodist Hospital Ser 1994 (Demand
              11/01/01)...............................................   1.95*   12/01/25      11,800,000
--------                                                                                     ------------
  34,700    Total Short-Term Tax-Exempt Municipal Obligations (Cost $34,713,854)..........     35,488,125
--------                                                                                     ------------
$467,955    Total Investments (Cost $449,387,842) (a)...................            103.2%    476,583,178
========
            Liabilities in Excess of Other Assets.......................             (3.2)    (14,748,940)
                                                                                    -----    ------------
            Net Assets..................................................            100.0%   $461,834,238
                                                                                    =====    ============

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
PORTFOLIO OF INVESTMENTS - OCTOBER 31, 2001 continued

---------------------

   AMT      Alternative Minimum Tax.
   COPs     Certificates of Participation.
   ETM      Escrowed to maturity.
    WI      Security purchased on a "when-issued" basis.
    +       Prerefunded to maturity date shown.
    ++      Currently a zero coupon security; will convert to 5.56% and
            5.58%, respectively on January 1, 2011.
    ++      Current coupon rate for residual interest bond. This rate
            resets periodically as the auction rate on the related
            short-term security changes.
    *       Current coupon of variable rate demand obligation.
    **      A portion of this security is segregated in connection with the purchase of a "when-issued" security.
   (a)      The aggregate cost for federal income tax purposes
            approximates the aggregate cost for book purposes. The
            aggregate gross and net unrealized appreciation is
            $27,195,336.
                            Bond Insurance:
------------------------------------------------------------------------
  Ambac     Ambac Assurance Corporation.
   FGIC     Financial Guaranty Insurance Company.
   FSA      Financial Security Assurance Inc.
   MBIA     Municipal Bond Investors Assurance Corporation.

                       Geographic Summary of Investments
                Based on Market Value as a Percent of Net Assets

Alaska.................     1.9%
Arizona................     0.5
Colorado...............     1.9
Delaware...............     5.1
Florida................     5.6
Georgia................     2.7
Hawaii.................     4.4
Illinois...............     8.3
Indiana................     1.1
Iowa...................     1.4
Kansas.................     4.4
Kentucky...............     4.8%
Louisiana..............     0.9
Massachusetts..........     6.6
Michigan...............     3.6
Minnesota..............     1.1
Missouri...............     1.1
Montana................     0.6
Nebraska...............     1.2
Nevada.................     2.8
New Jersey.............     9.9
New York...............     1.9
North Carolina.........     0.6%
Ohio...................     3.3
Pennsylvania...........     0.9
South Carolina.........     5.6
Tennessee..............     1.2
Texas..................    15.7
Utah...................     0.7
Virginia...............     0.7
Washington.............     2.7
                          -----
Total..................   103.2%
                          =====

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
October 31, 2001

Assets:
Investments in securities, at value
  (cost $449,387,842).......................................  $476,583,178
Cash........................................................       299,901
Interest receivable.........................................     6,775,429
Prepaid expenses............................................       127,147
                                                              ------------
    Total Assets............................................   483,785,655
                                                              ------------
Liabilities:
Payable for:
    Investment purchased....................................    21,375,348
    Dividends to preferred shareholders.....................       312,810
    Investment management fee...............................       145,873
Accrued expenses............................................       117,386
                                                              ------------
    Total Liabilities.......................................    21,951,417
                                                              ------------
    Net Assets..............................................  $461,834,238
                                                              ============
Composition of Net Assets:
Preferred shares of beneficial interest (1,000,000 shares
  authorized of non-participating $.01 par value, 2,600
  shares outstanding).......................................  $130,000,000
                                                              ------------
Common shares of beneficial interest (unlimited shares
  authorized of $.01 par value, 21,081,880 shares
  outstanding)..............................................   293,309,115
Net unrealized appreciation.................................    27,195,336
Accumulated undistributed net investment income.............     2,252,642
Accumulated undistributed net realized gain.................     9,077,145
                                                              ------------
    Net Assets Applicable to Common Shareholders............   331,834,238
                                                              ------------
    Total Net Assets........................................  $461,834,238
                                                              ============
Net Asset Value Per Common Share
  ($331,834,238 divided by 21,081,880 common shares
  outstanding)..............................................        $15.74
                                                              ============

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust

FINANCIAL STATEMENTS continued

Statement of Operations
For the year ended October 31, 2001

Net Investment Income:

Interest Income.............................................  $26,401,336
                                                              -----------
Expenses
Investment management fee...................................    1,594,799
Auction commission fees.....................................      374,125
Transfer agent fees and expenses............................      106,645
Professional fees...........................................       61,490
Shareholder reports and notices.............................       38,739
Registration fees...........................................       32,155
Auction agent fees..........................................       23,368
Trustees' fees and expenses.................................       21,571
Custodian fees..............................................       20,315
Other.......................................................       27,248
                                                              -----------
    Total Expenses..........................................    2,300,455
Less: expense offset........................................      (20,294)
                                                              -----------
    Net Expenses............................................    2,280,161
                                                              -----------
    Net Investment Income...................................   24,121,175
                                                              -----------
Net Realized and Unrealized Gain:
Net realized gain...........................................    9,077,149
Net change in unrealized appreciation.......................    7,306,702
                                                              -----------
    Net Gain................................................   16,383,851
                                                              -----------
Net Increase................................................  $40,505,026
                                                              ===========

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust

FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets
                                                               FOR THE YEAR       FOR THE YEAR
                                                                  ENDED              ENDED
                                                              OCTOBER 31, 2001   OCTOBER 31, 2000
                                                                ------------       ------------

Increase (Decrease) in Net Assets:

Operations:
Net investment income.......................................    $ 24,121,175       $ 24,889,262
Net realized gain...........................................       9,077,149          3,913,037
Net change in unrealized appreciation.......................       7,306,702         (1,337,190)
                                                                ------------       ------------
    Net Increase............................................      40,505,026         27,465,109
                                                                ------------       ------------
Dividends to preferred shareholders from net investment
  income....................................................      (4,654,604)        (5,231,646)
                                                                ------------       ------------
Dividends and Distributions to Common Shareholders from:
Net investment income.......................................     (19,613,078)       (20,009,677)
Net realized gain...........................................      (2,643,555)          --
                                                                ------------       ------------
    Total...................................................     (22,256,633)       (20,009,677)
                                                                ------------       ------------
Decrease from transactions in common shares of beneficial
  interest..................................................        (835,715)       (13,911,820)
                                                                ------------       ------------
    Net Increase (Decrease).................................      12,758,074        (11,688,034)
Net Assets:
Beginning of period.........................................     449,076,164        460,764,198
                                                                ------------       ------------
End of Period
(Including accumulated undistributed net investment income
of $2,252,642 and $2,406,186, respectively).................    $461,834,238       $449,076,164
                                                                ============       ============

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001

1. Organization and Accounting Policies

Morgan Stanley Insured Municipal Trust (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Trust (the Trust's name changed effective December 20, 2001), is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 3, 1991 and commenced operations on February 28, 1992.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies.

A. Valuation of Investments -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

D. Dividends and Distributions to Shareholders -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors, Inc. ("the Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001 aggregated $126,935,421 and $128,447,446, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 2001, the Trust had transfer agent fees and expenses payable of approximately $1,100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $9,161. At October 31, 2001, the Trust had an accrued pension liability of $47,745, which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

the Trustees, without approval of the common shareholders. The Trust has issued Series TU and TH Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                  AMOUNT IN             RESET         RANGE OF
SERIES  SHARES*   THOUSANDS*   RATE*     DATE     DIVIDEND RATES**
------  -------   ----------   -----   --------   ----------------
  TU       800     $40,000     3.47%   01/08/02    3.47% - 4.19%
  TH     1,800      90,000      2.55   01/03/02     2.30  - 4.90

---------------------
    *  As of October 31, 2001.
   ** For the year ended October 31, 2001.

Subsequent to October 31, 2001 and up through December 5, 2001 the Trust paid dividends to Series TU and TH at rates ranging from 2.55% to 3.47% in the aggregate amount of $322,892.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Dividends to Common Shareholders

On October 30, 2001, the Trust declared the following dividends from net investment income:

 AMOUNT          RECORD            PAYABLE
PER SHARE         DATE              DATE
---------   ----------------  -----------------
  $0.07     November 9, 2001  November 23, 2001
  $0.07     December 7, 2001  December 21, 2001

6. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

Morgan Stanley Insured Municipal Trust
NOTES TO FINANCIAL STATEMENTS - OCTOBER 31, 2001 continued

7. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                                        EXCESS OF
                                                                SHARES     PAR VALUE    PAR VALUE
                                                              ----------   ---------   ------------
Balance, October 31, 1999...................................  22,177,613   $221,776    $307,831,641
Treasury shares purchased and retired (weighted average
  discount 9.62%)*..........................................  (1,036,733)   (10,367)    (13,901,453)
                                                              ----------   --------    ------------
Balance, October 31, 2000...................................  21,140,880    211,409     293,930,188
Treasury shares purchased and retired (weighted average
  discount 6.13%)*..........................................     (59,000)      (590)       (835,125)
Reclassification due to permanent book/tax differences......          --         --           3,233
                                                              ----------   --------    ------------
Balance, October 31, 2001...................................  21,081,880   $210,819    $293,098,296
                                                              ==========   ========    ============

---------------------
   * The Trustees have voted to retire the shares purchased.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At October 31, 2001, the Trust held positions in residual interest bonds having a total value of $26,482,501, which represents 5.7% of the Trust's net assets.

9. Change in Accounting Policy

Effective November 1, 2001, the Trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change will have no impact on the net assets of the Trust, but will result in an adjustment to the cost of securities and a corresponding adjustment to undistributed net investment income based on securities held as of October 31, 2001.

Morgan Stanley Insured Municipal Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                                                  FOR THE YEAR ENDED OCTOBER 31*
                                                             --------------------------------------------------------------------
                                                               2001           2000           1999          1998           1997
                                                             ---------      ---------      ---------     ---------      ---------


Selected Per Share Data:
Net asset value, beginning of period.......................    $15.09        $ 14.91        $ 16.13        $ 15.96        $15.80
                                                               ------        -------        -------        -------        ------
Income (loss) from investment operations:
    Net investment income..................................      1.14           1.15           1.15           1.18          1.18
    Net realized and unrealized gain (loss)................      0.79           0.14          (1.18)          0.15          0.23
                                                               ------        -------        -------        -------        ------
Total income (loss) from investment operations.............      1.93           1.29          (0.03)          1.33          1.41
                                                               ------        -------        -------        -------        ------
Less dividends and distributions from:
    Net investment income..................................     (0.93)         (0.93)         (0.90)         (0.95)        (0.99)
    Common share equivalent of dividends paid to preferred
    shareholders...........................................     (0.22)         (0.24)         (0.20)         (0.21)        (0.21)
    Net realized gain......................................     (0.13)         --             (0.10)         --            (0.05)
                                                               ------        -------        -------        -------        ------
Total dividends and distributions..........................     (1.28)         (1.17)         (1.20)         (1.16)        (1.25)
                                                               ------        -------        -------        -------        ------
Anti-dilutive effect of acquiring treasury shares..........      0.00           0.06           0.01          --            --
                                                               ------        -------        -------        -------        ------
Net asset value, end of period.............................    $15.74        $ 15.09        $ 14.91        $ 16.13        $15.96
                                                               ======        =======        =======        =======        ======
Market value, end of period................................    $15.29        $14.188        $13.688        $15.625        $15.25
                                                               ======        =======        =======        =======        ======
Total Return+..............................................     15.48%(1)      10.87%         (6.36)%         8.79%         8.80%
Ratios to Average Net Assets of Common Shareholders:
Expenses (before expense offset)...........................      0.71%(1)       0.71%(1)       0.69%(1)       0.68%         0.69%(1)
Net investment income before preferred stock dividends.....      7.42%          7.74%          7.32%          7.33%         7.50%
Preferred stock dividends..................................      1.43%          1.63%          1.26%          1.29%         1.35%
Net investment income available to common shareholders.....      5.99%          6.11%          6.06%          6.04%         6.15%
Supplemental Data:
Net assets, end of period, in thousands....................  $461,834       $449,076       $460,764       $491,630      $487,886
Asset coverage on preferred shares at end of period........       354%           345%           354%           378%          375%
Portfolio turnover rate....................................        29%            26%            16%             6%           --

---------------------

     * The per share amounts were computed using an average number of shares outstanding during the period.
     + Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
    (1)  Does not reflect the effect of expense offset of 0.01%.

                       See Notes to Financial Statements

Morgan Stanley Insured Municipal Trust
INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Morgan Stanley Insured Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Insured Municipal Trust (the "Trust"), formerly Morgan Stanley Dean Witter Insured Municipal Trust, including the portfolio of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Insured Municipal Trust as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
December 20, 2001
                      2001 FEDERAL TAX NOTICE (UNAUDITED)

     During the year ended October 31, 2001, the Trust paid the following per share amounts from tax exempt income: $0.96 to common shareholders, $1,664 to Series TU preferred shareholders and $1,349 to Series TH preferred shareholders. For the year ended October 31, 2001, the Trust paid the following per share amounts from long-term capital gains: $0.10 to common shareholders, $255 to Series TU preferred shareholders and $286 to Series TH preferred shareholders.

                      (This Page Intentionally Left Blank)

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Trust
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
----------------------------------
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, NY 10020

MORGAN STANLEY
INSURED MUNICIPAL TRUST


Annual Report
October 31, 2001